[Allianz Life Insurance Company
of North America
PO Box 59060
Minneapolis, MN 55459-0060
800.950.7372]

                         [Allianz Vison(SM)]Application
Individual flexible purchase payment variable deferred annuity application. Issued by Allianz Life Insurance Company of North America (Allianz), Minneapolis, MN
                                                                DA _____________

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1. ACCOUNT REGISTRATION
Owner is Individual (Must be age [80] or younger)
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Individual Owner First Name    MI             Last Name          Jr., Sr., III

---------------------------    -------        -----------------  ---------------

Owner is __Trust __Qualified Plan __Custodian (If Trust, please include the date of Trust in the name.)
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Non-individual owner name (If trust is Owner, please refer to Trustee representation form)

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Tax ID number                           Social Security number

------------------------------------    ----------------------------------------
Street Address

--------------------------------------------------------------------------------
City                  State  ZIP Code           Daytime telephone number

--------------------- -----  ---------          --------------------------------

Gender __Male      Date of Birth (mm/dd/yy)        Are you a U.S. Citizen?
       __Female                                   (If no, need W8-BEN)
                   -------------------------       __Yes __No
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JOINT OWNER (Optional - must be the spouse of the owner except in the states of CA, NJ, OR and PA; must be age 80 or younger)
--------------------------------------------------------------------------------
First Name                   MI               Last Name            Jr., Sr., III

---------------------------  -------          -----------------    -------------
Street Address

--------------------------------------------------------------------------------
City                  State  ZIP Code           Daytime telephone number

--------------------- -----  ---------          --------------------------------
Gender            Date of birth (mm/dd/yy)          Are you a U.S. Citizen?
__Male __Female                                     (If no, need W8-BEN)
                  -------------------------          __Yes  __No

Relationship to owner                        Social Security number

-----------------------------------------    -----------------------------------
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ANNUITANT (Must complete if different than owner; must be age 80 or younger)
--------------------------------------------------------------------------------
First Name                     MI             Last Name          Jr., Sr., III

---------------------------    -------        ---------------    ---------------
Street Address

--------------------------------------------------------------------------------
City                  State  ZIP Code           Daytime telephone number

--------------------- -----  ---------          --------------------------------
Gender     Social Security number  Date of birth (mm/dd/yy)  Are you a U.S.
__Male                                                       Citizen (If no,
__Female                                                     need W8-BEN)
           ----------------------  ---------------------    __Yes __No
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2. PURCHASE PAYMENT (This section must be completed; please make check payable to Allianz)
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$10,000 minimum Purchase Payment required. If you select the optional Lifetime
Plus Benefit, we require a $25,000 initial minimum purchase payment.

Purchase Payment amount $_______________________
____Purchase Payment  enclosed with  application
____This contract will be funded by a 1035 exchange, tax qualified transfer/rollover, CD Transfer or mutual fund redemption.
    (If checked, please include the appropriate forms.)

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3. PLAN SPECIFICS  (This section must be completed to indicate how this contract should be issued)
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NonQualified:__

Inherited IRA's: __IRA  __Roth IRA  __SEP IRA(Not available with Bonus Option or Short Withdrawal Charge Option)
Qualified IRA's:__IRA  __Roth IRA  __SEP IRA __Roth Conversion (Contribution for
                                                                tax year_______)
Qualified Plans: __403(b)(transfer/rollover) __401 __401 One Person Defined
                                                         Benefit

F40461                         Page 1 of 5                         (1/2007)

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4. REPLACEMENT (This section must be completed)
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Do you have existing life insurance or annuity contracts?           __YES   __No
Will the annuity contract applied for replace or change existing
contracts or policies?                                              __YES   __No

If yes, the registered representative must answer the replacement question in section 11 of this application, and include the apporpriate forms for NAIC model regulation states.

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5. LIFETIME PLUS BENEFIT
--------------------------------------------------------------------------------
__No Lifetime Plus Benefit (No additional cost. You can add it later on a contract anniversary.)

(The Lifetime Plus Benefit is available if the older covered person is age [80] or younger at the time of selection. Carries an additional mortality and expense risk charge.) BY SELECTING THE LIFETIME PLUS BENEFIT, I CONSENT THAT ALLIANZ MAY REALLOCATE MY CONTRACT VALUE IN ACCORDANCE WITH THE ASSET ALLOCATION AND TRANSFER PROVISIONS IN THAT CONTRACT.

[ ] Lifetime Plus Benefit with single Lifetime Plus Payments - Mortality and expense risk charge is [0.70%]
    For joint owners electing single Lifetime Plus Payments: if the joint owners are not spouses, the payments will stop with the death of any owner. If the joint owners are spouses, payments will stop with the death of any owner unless the surviving spouse joint owner is the covered person and they elect to continue the contract.
    Please indicate whose life you wish this benefit to be based on.

Name ___________________________________________________________________________
Check one:   ___Owner  ___Joint Owner ___Annuitant, if owned by a non-individual
Date of birth ____/___/___(proof of age required)

[ ] Lifetime Plus Benefit with joint Lifetime Plus Payments(2) - Mortality and expense risk charge is [0.85%]
    Both covered persons must qualify as "spouses" under federal law. For a nonqualified contract, the covered persons can be either joint owners, or annuitant and sole primary beneficiary if owned by a non-individual. For qualified contracts, the covered persons can be either owner and sole primary beneficiary, or annuitant and sole primary beneficiary if owned by non-individual.

Spouse's Name __________________________________________________________________
Spouse's date of birth ___/___/___ (proof of age required(1))
Relationship to contract owner (check one) ___Spousal joint owner (nonqualified)
                                           ___Spousal sole priamary beneficiary
                                              (qualified or non-individual,
                                               nonqualified)

(1) The older covered person must be age 80 or younger at issue.
(2) Joint Lifetime Plus Payments may not be available for some contracts owned by a non-individual.

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6. Other optional benefits
--------------------------------------------------------------------------------

These are optional benefits. Each benefit carries an additional mortality and expense risk charge.
Once you select an optional benefit you cannot change it.

__Bonus Option: Also carries a higher and longer withdrawal charge. Not available with the Short Withdrawal Charge Option.
__Short Withdrawal Charge Option: Not available with the Bonus Option.
__Quarterly Value Death Benefit: If you do not select the Quarterly Value Death
  Benefit, the contract provides a Traditional Death Benefit at no additional cost.



F40461                         Page 2 of 5                         (1/2007)

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7. PURCHASE PAYMENT ALLOCATION
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[You may select up to [15] investment options. You must make allocation in whole percentages (33.3% or dollars are not permitted).

 If you select the Lifetime Plus Benefit:
     a. You cannot have more than [25%] of your total contract value in Group A investment options, and
     b. You cannot have more than [70%] of your total contract value in Groups A and B investment options, and
     c. There are no limits on the amount of contract value that you can have in Group C investment options.


 Group A investment options
 __% AZL(SM) Columbia Technology Fund
 __% AZL(SM) OCC Renaissance Fund
 __% AZL(SM) OCC Value Fund
 __% Franklin Global Communications Securities Fund
 __% PIMCO VIT Commodity RealReturn Strategy Portfolio

 Group B investment options
 __% AZL Fusion Growth Fund(SM)
 __% AZL Fusion Moderate Fund(SM)
 __% AZL(SM) AIM Basic Value Fund
 __% AZL(SM) AIM International Equity Fund
 __% AZL(SM) Dreyfus Founders Equity Growth Fund
 __% AZL(SM) Dreyfus Premier Small Cap Value Fund
 __% AZL(SM) First Trust Target Doubleplay
 __% AZL(SM) Jennison Growth Fund
 __% AZL(SM) Legg Mason Growth Fund
 __% AZL(SM) Legg Mason Value Fund
 __% AZL(SM) Neuberger Berman Regency Fund
 __% AZL(SM) Oppenheimer Global Fund
 __% AZL(SM) Oppenheimer International Growth Fund
 __% AZL(SM) PIMCO Fundamental IndexPLUS Total Return Fund
 __% AZL(SM) Salomon Brothers Small Cap Growth Fund
 __% AZL(SM) TargetPLUS Equity Fund
 __% AZL(SM) Van Kampen Aggressive Growth Fund
 __% AZL(SM) Van Kampen Comstock Fund
 __% AZL(SM) Van Kampen Global Real Estate Fund
 __% AZL(SM) Van Kampen Mid Cap Growth Fund
 __% Dreyfus IP Small Cap Stock Index Portfolio
 __% Franklin Growth and Income Securities Fund
 __% OpCap Mid Cap Portfolio
 __% Templeton Foreign Securities Fund
 __% Templeton Growth Securites Fund

 Group C Investment Options
 __% AZL Fusion Balanced Fund(SM)
 __% AZL(SM) Davis NY Venture Fund
 __% AZL(SM) Franklin Small Cap Value Fund
 __% AZL(SM) Jennison 20/20 Focus Fund
 __% AZL(SM) Money Market Fund
 __% AZL(SM) OCC Opportunity Fund
 __% AZL(SM) Oppenheimer Developing Markets Fund
 __% AZL(SM) Oppenheimer Main Street Fund
 __% AZL(SM) Salomon Brothers Large Cap Growth Fund
 __% AZL(SM) Van Kampen Equity and Income Fund
 __% AZL(SM) Van Kampen Global Franchise Fund
 __% AZL(SM) Van Kampen Growth and Income Fund
 __% AZL(SM) Van Kampen Strategic Growth Fund
 __% Davis VA Financial Portfolio
 __% Dreyfus Stock Index Fund
 __% Franklin High Income Fund
 __% Franklin Income Securities Fund
 __% Franklin Large Cap Growth Securities Fund
 __% Franklin U.S. Government Fund
 __% Franklin Zero Coupon Fund 2010
 __% Mutual Discovery Securties Fund
 __% Mutual Shares Securities Fund
 __% PIMCO VIT All Asset Portfolio
 __% PIMCO VIT Emerging Markets Bond Portfolio
 __% PIMCO VIT Global Bond Portfolio (Unhedged)
 __% PIMCO VIT High Yield Portfolio
 __% PIMCO VIT Real Return Portfolio
 __% PIMCO VIT Total Return Portfolio

TOTAL of _____________________%(Must equal 100%)]

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8. TELEPHONE AUTHORIZATION
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___  Yes  By checking "yes," I am authorizing and directing Allianz to act on telephone or electronic instructions from the registered representative and/or anyone authorized by him/her to transfer contract values among the investment options. IF THE BOX IS NOT CHECKED, THIS AUTHORIZATION WILL BE PERMITTED FOR THE OWNER ONLY. Allianz will use reasonable procedures to confirm that these instructions are authorized as genuine. As long as these procedures are followed, Allianz and its affiliates and their directors, trustees, officers, employees, representatives, and/or agents will be held harmless for any claim, liability, loss, or cost. The electronic transaction privilege may be modified or withdrawn at the discretion of the Company.


F40461                         Page 3 of 5                         (1/2007)

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9. BENEFICIARY DESIGNATION
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For jointly owned contracts, the surviving joint owner is the sole primary beneficiary. Spousal joint owners may also name contingent beneficiaries. Non-spousal joint owners cannot name contingent beneficiaries.

If the Beneficiary is a trust, qualified plan or custodian, please check the box and include the name below __Trust __401 Qualified Plan __Custodian
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__Primary      Percentage   Tax ID number             Social Security number
__Contingent
               ----------   ------------------------- --------------------------
--------------------------------------------------------------------------------
Non-Individual  Beneficiary  Information
(If Trust, please include date of Trust name) (If owner is a 401 qualified plan, the plan must be the beneficiary)

--------------------------------------------------------------------------------
__Primary      Percentage     Tax ID number             Social Security number
__Contingent
               ---------      ------------------      --------------------------
First Name                  MI                   Last Name

------------------------   ------               -------------------------------
Relationship

--------------------------------------------------------------------------------
__Primary      Percentage    Tax ID number             Social Security number
__Contingent
               ----------    ---------------          --------------------------
First Name                   MI                       Last Name

------------------------     ------                   --------------------------
Relationship

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
__Primary      Percentage      Tax ID number         Social Security number
__Contingent
               ---------- ------------------         --------------------------
First Name                    MI                     Last Name

------------------------     ------                 ---------------------------
Relationship

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(If more than 4 beneficiaries, attach a list signed by owner.)

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10. STATEMENT OF APPLICANT
--------------------------------------------------------------------------------

The following states require applicants to read and acknowledge the statement for your state below.

[ARIZONA: Upon your written request, we will provide you with factual information regarding the benefits and provisions of the Annuity Contract for which you are applying. If for any reason you are not satisfied with the Annuity Contract, you may return the Contract within 10 days after you receive it for a full refund of the Contract Value. IF YOU ARE AGE 65 OR OLDER ON THE DATE OF THE APPLICATION, YOU MAY RETURN THE CONTRACT WITHIN 30 DAYS AFTER YOU RECEIVE IT FOR A FULL REFUND OF THE CONTRACT VALUE.

ARKANSAS,  KENTUCKY,  LOUISIANA,  MAINE,  NEW MEXICO,  OHIO,  TENNESSEE AND WEST
VIRGINIA: Any person who knowingly, and with intent to defraud any insurance company, submits an application or files a statement of claim containing any false, incomplete, or misleading information, commits a fraudulent insurance act, which is a crime, may be subject to criminal prosecution and civil penalties. In ME and TN, additional penalties may include imprisonment, fines, or a denial of insurance benefits.

COLORADO: It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado division of insurance within the department of regulatory agencies.

DISTRICT OF COLUMBIA, PENNSYLVANIA AND VIRGINIA: Any person who knowingly and with the intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act(except VA), which is a crime and subjects such person to criminal and civil penalties. In DC and VA, additional penalties may include imprisonment and/or fines, or denial of insurance benefits.

FLORIDA: Any person who knowingly and with the intent to injure, defraud, or deceive any insurer files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony of the third degree.

NEW JERSEY: Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

VERMONT: I understand that this variable annuity is not a bank deposit; is not federally insured; is not endorsed by any bank or government agency; is not guaranteed and may be subject to loss of principal.]


F40461                         Page 4 of 5                         (1/2007)

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10. STATEMENT OF APPLICANT (CONTINUED)
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By signing below,  the Owner  acknowledges  the statements  mentioned  above and understands that or agrees to the following:

I received a prospectus and have determined that the variable annuity applied for is not unsuitable for my investment objectives, financial situation, and financial needs. It is a long-term commitment to meet financial needs and goals. I UNDERSTAND THAT THE CONTRACT VALUE AND VARIABLE ANNUITY PAYMENTS MAY INCREASE OR DECREASE DEPENDING ON THE INVESTMENT RESULTS OF THE VARIABLE INVESTMENT CHOICES, AND THAT NO MINIMUM CONTRACT VALUE OR VARIABLE ANNUITY PAYMENT IS GUARANTEED. To the best of my knowledge and belief, all statements and answers in this application are complete and true. It is further agreed that these statements and answers will become a part of any contract to be issued. No representative is authorized to modify this agreement or waive any of Allianz rights or requirements.

Owner's signature              Joint Owner's signature
(or Trustee, if applicable)   (or Trustee, if applicable)

---------------------------   -------------------------
Signed at (city and state)    Date signed      __Please send me a statement of
                                                 additional information also
----------------------------  -----------        available on the SEC web site
                                                 (http://www.sec.gov).
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11. REGISTERED REPRESENTATIVE
--------------------------------------------------------------------------------

By signing below, the Registered Representative/Agent Certifies to the following:

I am NASD registered and state licensed for variable annuity contracts in all required jurisdictions; and I provided the owner(s) with the most current prospectus. To the best of my knowledge the applicant: ___DOES___DOES NOT have existing life insurance policies or annuity contracts. To the best of my knowledge and belief, this application ___DOES___DOES NOT involve replacement of existing life insurance or annuities. If a replacement, include a copy of each disclosure statement and a list of companies involved.

   ______________________________________                    [-----------------
   Registered representative's signature                      B/D Rep ID

   -----------------------------------------------            -----------------
   Registered representative's first and last name (please print)  Percent Split

   __________________________________________________              ------------
   Registered representative's signature   (split case)        B/D Rep ID

   --------------------------------------------------------    -----------------
   Registered representative's first                               Percent Split
   and last name (please print) (split case)

   __________________________________________________              ------------
   Registered representative's signature (split case)          B/D Rep ID

   ----------------------------------------------------------  -----------------
   Registered representative's first                              Percent Split]
   and last name (please print)(split case)
                                                               -----------------
   --------------------------------------------
   Registered representative's address              Registered representative's
                                                     telephone number

   --------------------------------------------    -----------------------------


   -----------------------------------------------------------------------------
   Broker/dealer name (please print)

   -----------------------------------------------------------------------------
   Authorized signature of broker/dealer (if required)

 -----------------------------------------------------------------------------
[Representative's FLORIDA insurance license number
(complete if  signed in Florida) ___________________________________]

[Commission Options: (Please check one) __ A  __ B  __ C]

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12. HOME OFFICE USE ONLY
--------------------------------------------------------------------------------

If Allianz Life Insurance Company of North America makes a change in this space in order to correct any apparent errors or omissions, it will be approved by acceptance of this contract by the Owner(s); however, any material change must be accepted in writing by the Owner(s). Changes to this application that affect product, benefits, amount of insurance or age require acceptance by the Owner(s).

[                               MAILING INFORMATION

                     Application that HAVE a check attached

REGULAR MAIL                          OVERNIGHT, CERTIFIED, OR REGISTERED
Allianz Service Center                Allianz Service Center 824240
PO Box 824240                         c/o PNC Bank Lockbox
Philadelphia, PA 19182-4240           Route 38 and East Gate Drive
                                      Moorestown, NJ 08057

                 Application that DO NOT HAVE a check attached

REGULAR MAIL                          OVERNIGHT, CERTIFIED, OR REGISTERED
Allianz Service Center                Allianz Service Center
PO Box 1122                           300 Berwyn Park
Southeastern, PA 19398-1122           Berwyn, PA 19312-1179                   ]



F40461                         Page 5 of 5                         (1/2007)